SCHEDULE 14A
                                 (Rule 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant |X|
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|_|  Definitive Proxy Statement                 Commission  Only (as permitted
|_|  Definitive Additional Materials            by Rule 14a-6(e)(2))
|_|  Soliciting Material Under Rule 14a-12


                            CHAPARRAL RESOURCES, INC.
                            -------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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     previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

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(3)  Filing Party:

(4)  Date Filed:

                                    CHAPARRAL
                            CHAPARRAL RESOURCES, INC.

                           Notice and Proxy Statement

                                  _______, 2000

Dear Stockholder:

     We are pleased to invite you to the Annual Meeting of Stockholders of Chaparral Resources, Inc. The meeting will be held on December 13, 2000 at 10:00 a.m., Central Standard Time, at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., located at 1900 Pennzoil Place - South Tower, 711 Louisiana Street, Houston, Texas 77002.

     At the meeting, you and the other stockholders will be asked to vote on the following:

     1. the election of seven directors to the Board of Directors of Chaparral; and

     2. ratify the appointment of Ernst & Young LLP as the independent auditors of Chaparral for fiscal year 2000.

     You will also hear an overview of Chaparral's current and prior year operations from senior management to be followed by a question and answer session open to all stockholders. Our Annual Report, which is enclosed with this Proxy Statement, contains other detailed information about Chaparral, including its audited financial statements for the year ended December 31, 1999.

     Stockholders are urged to carefully read this Proxy Statement in its entirety before voting on the proposals. This Proxy Statement and the enclosed proxy card are being mailed to stockholders on or about _______, 2000.

     We hope you can join us on December 13, 2000. Regardless of whether you expect to attend the meeting in person, please read the Proxy Statement. When you have done so, please mark your votes on the enclosed proxy card, sign and date it, and return it to us in the enclosed postage-paid envelope. It is important that your shares be represented, and your promptness will assist us in making necessary preparations for the meeting.



     Sincerely,



     /s/ John G. McMillian                        /s/ James A. Jeffs
     ---------------------                        ------------------
     John G. McMillian                            James A. Jeffs
     Co-Chairman of the Board                     Co-Chairman of the Board
     and Chief Executive Officer

                                    CHAPARRAL
                            CHAPARRAL RESOURCES, INC.

                    Notice of Annual Meeting of Stockholders
                          To be held December 13, 2000



     Chaparral Resources, Inc. will hold its Annual Meeting of Stockholders on December 13, 2000 at 10:00 a.m., Central Standard Time, at:

                    Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                        1900 Pennzoil Place - South Tower
                              711 Louisiana Street
                              Houston, Texas 77002

     We are holding this meeting to consider and act upon the following matters that are more fully-described in the accompanying Proxy Statement, including proposals to:

     1.   elect seven directors to the Board of Directors of Chaparral;

     2. ratify the appointment of Ernst & Young LLP as the independent auditors of Chaparral for fiscal year 2000; and

     3. consider such other business as may properly come before the meeting or any adjournment of the meeting.

     The Board of Directors has selected October 23, 2000 as the record date for determining stockholders entitled to notice of and to vote at the meeting and any adjournment of the meeting. A list of stockholders as of the record date will be available for inspection at the corporate headquarters of Chaparral for ten days before the meeting.

     IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE DATE, SIGN, AND MAIL PROMPTLY THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

     A copy of Chaparral's 1999 Annual Report is enclosed. Please read the Annual Report in its entirety.

                                       By Order of the Board of Directors,



                                       /s/ Alan D. Berlin
                                       ------------------
                                       Alan D. Berlin
                                       Secretary
Houston, Texas
_______, 2000

                                    CHAPARRAL
                            CHAPARRAL RESOURCES, INC.

                         Annual Meeting of Stockholders
                          To Be Held December 13, 2000

     This Proxy Statement is furnished to stockholders of Chaparral for use at the Annual Meeting of Stockholders to be held at 10:00 a.m., Central Standard Time, on December 13, 2000, at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1900 Pennzoil Place - South Tower, 711 Louisiana Street, Houston, Texas 77002, or at any postponements or adjournments of the meeting for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The approximate date on which this Proxy Statement and the enclosed proxy card are first being sent to stockholders is _______, 2000.

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----
General Information .......................................................   3
Proposal One: Election of Directors .......................................   5
        Nominees ..........................................................   5
        Nomination of Mr. Turner ..........................................   7
        Meetings of the Board and its Committees ..........................   7
        Remuneration of Directors .........................................   7
        Resignations by Directors .........................................   7
        Recommendation of the Board .......................................   7
Beneficial Ownership of Certain Stockholders, Directors, Nominees,
  and Executive Officers ..................................................   8
Stock Performance Graph ...................................................   10
Section 16(a) Beneficial Ownership Reporting Compliance ...................   10
Executive Compensation ....................................................   11
        Summary Compensation Table ........................................   11
        Option/SAR Grants .................................................   11
        Aggregated Option/SAR Exercises and Year-End Option/SAR Value Table   11
        Director Interlocks ...............................................   12
Certain Relationships and Related Transactions ............................   12
Insider Participation in Compensation Decisions and Compensation Committee
     Report on Executive Compensation .....................................   14
        Compensation Philosophy ...........................................   14
        Compensation Structure ............................................   14
        Executive Compensation Deductibility ..............................   15
        Compensation Committee Interlocks and Insider Participation .......   15
Where You Can Find Additional Information .................................   16
Proposal Two: Ratification of Independent Auditors ........................   17
        Recommendation of the Board .......................................   17
Other Business ............................................................   17

                               GENERAL INFORMATION

Q:   Who is soliciting my proxy?

A: We, the Board of Directors of Chaparral (the "Board"), are sending you this Proxy Statement in connection with our solicitation of proxies for use at Chaparral's Annual Meeting of Stockholders. Specified directors, officers, and employees of Chaparral may also solicit proxies on our behalf by mail, phone, fax, or in person.

Q:   Who is paying for this solicitation?

A: Chaparral will pay for the solicitation of proxies, including the cost of preparing, assembling, and mailing this Proxy Statement, the proxy card, the Annual Report and all other materials which may be sent to stockholders in connection with this solicitation.

Q:   On what am I voting?

A:   You will have the chance to vote on, specifically:

     o the election of John G. McMillian, James A. Jeffs, David A. Dahl, Ted Collins, Jr., Richard L. Grant, Mark L.G. Turner, and Judge Burton B. Roberts to the Board; and

     o the ratification of the appointment of Ernst & Young LLP as Chaparral's independent auditors for fiscal year 2000.

Q:   Who can vote?

A: Only holders of Chaparral's Common Stock or Series A Preferred Stock at the close of business on October 23, 2000, the record date for the Annual Meeting, can vote. If you beneficially owned any Common Stock on the record date, you have one vote per share of Common Stock. If you beneficially owned any Series A Preferred Stock on the record date, you have 8.578 votes per share of Series A Preferred Stock. In general, the Securities and Exchange Commission defines "beneficial ownership" of shares to mean shares over which a person has sole or shared voting or investment power.

Q:   How do I vote?

A: You may vote your shares either in person or by proxy. To vote by proxy, you should mark, date, sign, and mail the enclosed proxy card in the postage-paid envelope. Granting a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person; by voting in person you will revoke your proxy. You may also revoke your proxy at any time before the voting by providing Chaparral's Secretary written notice of your revocation or by submitting a later-dated proxy. If you return your proxy but do not mark your voting preferences, Messrs. McMillian and Jeffs, the proxy holders, will vote your shares as follows:

     o    FOR the election of each of the nominees for director; and

     o    FOR the ratification of the appointment of the independent auditors.

Q:   What constitutes a quorum?

A: On the record date, Chaparral had 12,670,731 shares of Common Stock, issued and outstanding and 50,000 shares of Series A Preferred Stock, issued and outstanding. In order for the Annual Meeting to be properly held, a majority of the outstanding shares, consisting of our outstanding Common Stock and our Series A Preferred Stock on a converted basis (a quorum) must be present at the meeting or represented by proxy.

Q:   What vote is required to approve each proposal?

A: For the election of directors, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy card marked WITHHOLD AUTHORITY with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For all matters other than the election of directors, the affirmative vote of a majority of the votes cast by person or by proxy at the Annual Meeting is required for approval of such matter. A properly executed proxy marked ABSTAIN with respect to any other matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, if there are any other items on which the stockholders vote at the Annual Meeting, an abstention will have the effect of a negative vote on such other item.

Q:   What if my shares are held in "street name?"

A: If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may only exercise voting discretion with respect to matters deemed routine by The Nasdaq Stock Market, such as the election of directors and the selection of independent auditors. On a non-routine matter, a broker or other nominee cannot cast a vote (a so-called "broker non-vote"). Broker non-votes will not be treated as votes cast, and therefore, will not affect the outcome of the matters referred to above.

Q:   Can I vote on other matters?

A: The matters presented at an annual meeting are limited to those properly presented by the Board and those presented by stockholders so long as the stockholder gave Chaparral's Secretary prior written notice of the matter by April 11, 2000. We do not currently expect any other matter to come before the Annual Meeting. If any other matter is presented at the Annual Meeting, your signed proxy gives Messrs. McMillian and Jeffs, the proxy holders, authority to vote your shares.

Q:   How does the Board recommend I vote on the proposals?

A: Unless you give other instructions on your proxy card, Messrs. McMillian and Jeffs, the proxy holders, on the proxy card will vote in accordance with the recommendations of the Board. The Board recommends a vote FOR:

     o    the election of the nominated slate of directors (see page 5); and

     o the ratification of the appointment of the independent auditors (see page 17).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board, or if no recommendation is given, in their own discretion.

Q:   When are stockholder proposals for the 2001 annual meeting due?

A: Stockholders interested in presenting a proposal to be considered for inclusion in next year's Proxy Statement and form of proxy may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion, stockholder proposals must be submitted in writing to the Secretary, Chaparral Resources Inc., 16945 Northchase Drive, Suite 1620, Houston, Texas 77060, before __________, 2001.

Q:   How do I get copies of the exhibits filed with Chaparral's Form 10-K/A?

A: A copy of Chaparral's Annual Report for 1999, which contains Chaparral's Form 10-K/A and consolidated financial statements, was delivered to you with this Proxy Statement. Chaparral will provide to any stockholder as of the record date, who so specifically requests in writing, copies of the exhibits filed with Chaparral's Form 10-K/A for a reasonable fee. Requests for such copies should be directed to Assistant Secretary, Chaparral Resources, Inc., 16945 Northchase Drive, Suite 1620, Houston, Texas 77060. In addition, copies of all exhibits filed electronically by Chaparral may be reviewed and printed from the SEC's website at: http://www.sec.gov.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

Nominees.

     At the Annual Meeting, you and the other stockholders will elect seven individuals to serve as directors until the next annual meeting of shareholders to be held in 2001, until their successors are duly elected or appointed or until their death, resignation, or removal. Except for Mark L.G. Turner and Judge Burton B. Roberts, each of the nominees is currently a member of the Board.

     The individuals named as proxies will vote the enclosed proxy for the election of all nominees, unless you direct them to withhold your votes. If any nominee becomes unable to serve as a director before the Annual Meeting, an event which is not presently anticipated, discretionary authority may be exercised by the persons named as proxies to vote for substitute nominees proposed by the Board.

     The nominees for director, each of whom has consented to serve, if elected, are as follows:


                        Director
Name of Nominee          Since    Age   Principal Occupation During the Last 5 Years
---------------          -----    ---   --------------------------------------------
John G. McMillian         1997    74    Mr. McMillian has served as the Chairman of the Board of
                                        Chaparral and Chief Executive Officer since January 1999 and
                                        Co-Chairman of the Board since May 1999. From May 1997 to
                                        January 1999, Mr. McMillian served as a director of
                                        Chaparral. Mr. McMillian served as the Chairman, President, and Chief Executive Officer of Allegheny & Western Energy
                                        Corporation, an oil and gas company, from 1987 to 1995. Mr.
                                        McMillian founded Northwest Energy Company, a major supplier of natural gas, and served as its Chairman and Chief
                                        Executive Officer from 1973 to 1983. From 1986 to 1989, Mr.
                                        McMillian was the owner, Chairman and Chief Executive
                                        Officer of Burger Boat Company, a boat manufacturing
                                        company. Mr. McMillian has served as a director of Excalibur
                                        Technologies and as a member of its Audit Committee since
                                        1996.

James A. Jeffs            1999    48    Mr. Jeffs has served as the Co-Chairman of the Board of
                                        Chaparral since May 1999. Since 1994, Mr. Jeffs has served as Managing Director and the Chief Investment Officer for
                                        The Whittier Trust Company, a trust and investment
                                        management company, with substantial oil and gas interests.
                                        From 1993 to 1994, Mr. Jeffs was a Senior Vice President of
                                        Union Bank of California. Mr. Jeffs was the Chief Investment
                                        Officer of Northern Trust of California, N.A., a trust and investment management company, from 1992 to 1993. Mr. Jeffs was Chief Investment Officer and Senior Vice President of
                                        Trust Services of America, a trust and investment management company, from 1988 to 1992 and served as President and Chief
                                        Executive Officer of TSA Capital Management, an
                                        institutional investment management company, during that
                                        period.

                                       5


David A. Dahl             1997    39    Mr. Dahl served as Secretary of Chaparral from August 1997 until May 1998. Currently, Mr. Dahl is the President of
                                        Whittier Energy Company, an oil and gas company, a position that he has held since 1997. Since 1996, Mr. Dahl has also served as the President of Whittier Ventures, LLC, a private investment entity. Since 1993, Mr. Dahl has been a Vice
                                        President of Whittier Trust Company, a trust and investment management company. From 1990 to 1993, Mr. Dahl was a Vice
                                        President of Merus Capital Management, an investment firm.

Ted Collins, Jr.          1997    62    Since 1988, Mr. Collins has been the President of Collins &
                                        Ware, Inc., an independent oil and gas company. From 1982 to
                                        1988, Mr. Collins was the President of Enron Oil & Gas Co.,
                                        an oil and gas company. Beginning in 1969 and until 1982,
                                        Mr. Collins was an Executive Vice President and director of
                                        American Quasar Petroleum Co., an oil and gas company. Mr.
                                        Collins also serves on the Board of Directors of Hanover
                                        Compression Company, MidCoast Energy, Inc. and Queen Sand,
                                        Inc.

Richard L. Grant          1998    45    Mr. Grant is the President and Chief Executive Officer of
                                        Cabot LNG Corporation, an importer of liquefied natural gas, a position he has held since September 2000. Since September
                                        1998, Mr. Grant has served as the President of Cabot LNG.
                                        Mr. Grant served in various capacities at Mountaineer Gas
                                        Company, the largest natural gas distribution company in
                                        West Virginia, including President, from September 1988 to
                                        August 1998, and Executive Vice President and General
                                        Counsel, from 1986 to 1988. Mr. Grant was an engineer and
                                        legal counsel for the Cincinnati Gas & Electric Company from
                                        1980 to 1986.

Mark L.G. Turner         Nominee  42    Mr. Turner is the Director of the International E&P Group of
                                        Shell Capital Services Limited, a position he has held since
                                        January 1998. Prior to joining Shell Capital Services
                                        Limited, Mr. Turner served as a corporate tax advisor for
                                        Royal/Dutch Shell Group from 1987 to December 1997. Prior to
                                        1987, Mr. Turner was employed as Inspector of Taxes for the
                                        United Kingdom's Board of Inland Revenue.

Judge Burton B. Roberts  Nominee  77    Since January 1999, Judge Roberts has served as counsel to the law firm of Fischbein o Badillo o Wagner o Harding. From
                                        1973 to 1999, Judge Roberts served as Justice of the New
                                        York State Supreme Court, as Administrative Judge for the
                                        Criminal Branch, 12th Judicial District, from January 1984 to January 1999, and for the Civil Branch, 12th Judicial
                                        District, from 1988 to 1999. Prior to his service on the
                                        bench, Judge Roberts was an Assistant District Attorney in
                                        New York County, then Chief Assistant District Attorney and
                                        District Attorney for Bronx County, New York. Judge Roberts
                                        was formerly Chair of the Bronx County Coordinating
                                        Committee for Criminal Justice and of the New York State
                                        Committee on Audio/Visual coverage.


                                       6

Nomination of Mr. Turner.

     Under the terms of the loan, Shell Capital Services Limited ("Shell Capital") is entitled to have one nominee for the Board. In connection with satisfying this obligation, the Nominating Committee of the Board nominated Mr. Turner as a director.

Meetings of the Board and its Committees.

     During the fiscal year ended December 31, 1999, Chaparral held eight Board meetings. Mr. Collins is the only director of Chaparral who attended less than 75% of the Board meetings.

     The Board had several committees, including the Audit Committee, the Compensation Committee, and the Nominations Committee. The following discussion details the composition and role of each committee.

     The Audit Committee, comprised of Messrs. Arlo G. Sorensen, Dahl, and Grant, represents the Board in discharging its responsibilities relating to the accounting, reporting, and financial control practices of Chaparral. The Audit Committee is responsible for annually reviewing the qualifications and objectivity of Chaparral's independent auditors and overseeing Chaparral's accounting policies and financial reporting practices. The Audit Committee is also empowered to conduct its own investigations into issues related to its responsibilities and to retain independent counsel or outside experts for such purposes. During the fiscal year ended December 31, 1999, this committee met on one occasion. Mr. Sorensen resigned effective August 31, 1999 and was not replaced on the Audit Committee.

     As members of the Compensation Committee, Messrs. Grant, Dahl and Jeffs, recommend cash and non-cash compensation for Chaparral's executives to the full Board and review and recommend to the full Board stock plans for adoption by the Chaparral for its directors, officers, employees, and consultants. The Compensation Committee is also responsible for developing Chaparral's executive compensation program. The Compensation Committee monitors and grants awards according to Chaparral's executive compensation program and stock option plans. During the year ended December 31, 1999, the Compensation Committee met on one occasion.

     The Nominations Committee, which consisted of Messrs. Jeffs, Grant and McMillian, has oversight for recruiting and recommending candidates for election to the Board and for evaluating director independence and performance. During fiscal year ended December 31, 1999, the Nominations Committee met on two occasions.

Remuneration of Directors.

     During the fiscal year ended December 31, 1999, Chaparral did not compensate its directors for their service as directors. There were no standard or other arrangements for the compensation of directors in effect for the fiscal year ended December 31, 1999.

Resignations by Directors.

     During the fiscal year ended December 31, 1999, three of the directors of the Board resigned. Mr. Howard Karren resigned effective January 7, 1999, Mr. Michael J. Muckleroy resigned effective January 8, 1999 and Mr. Sorensen resigned effective August 31, 1999.

Recommendation of the Board.

     The Board recommends that stockholders vote FOR each of the nominees to serve as directors of Chaparral.

       BENEFICIAL OWNERSHIP OF CERTAIN STOCKHOLDERS, DIRECTORS, NOMINEES,
                             AND EXECUTIVE OFFICERS

     The following table sets forth information as of October 20, 2000, with respect to directors, nominees, named executive officers of Chaparral and each person who is known by Chaparral to own beneficially more than 5% of Common Stock, and with respect to shares owned beneficially by all directors, nominees and executive officers of Chaparral as a group. The address for all directors and executive officers of Chaparral is 16945 Northchase Drive, Suite 1620, Houston, Texas 77060.

                                                                                    Percent of
                                                           Amount and Nature of     Common
Name of Beneficial Owner                  Position       Beneficial Ownership (1)   Stock (1)
------------------------                  --------       ------------------------   ---------
Allen & Company Incorporated                                  5,732,823(2)           45.07%
711 Fifth Avenue
New York, New York 10022

Whittier Ventures, LLC                                        2,319,169(3)           18.29%
1600 Huntington Drive
South Pasadena, California 91030

Capco Resources, Ltd.                                         2,040,016(4)           14.28%
444 5th Avenue SW
Suite 2240
Calgary, Alberta
Canada T2P2T8

John G. McMillian                 Co-Chairman of the Board      386,303(5)            3.05%
                                  and Chief Executive Officer

James A. Jeffs                    Co-Chairman of the Board    2,329,498(6)           18.37%

David A. Dahl                     Director                    2,320,587(7)           18.30%

Ted Collins, Jr.                  Director                        2,668                *

Richard L. Grant                  Director                           --                *

Mark L.G. Turner                  Nominee                            --(8)             *

Judge Burton B. Roberts           Nominee                            --                *

Michael B. Young                  Treasurer & Controller          1,668(9)             *

Howard Karren                     Former President and Chief     19,917(10)            *
                                  Executive Officer

Dr. Jack A. Krug                  Former President and Chief      4,868(11)            *
                                  Operating Officer

Arlo G. Sorensen                  Former Director             2,320,587(12)          18.30%

Michael J. Muckleroy              Former Director                   167(13)            *

All current directors, nominees,                              2,722,139(14)          21.46%
and executive officers as a
group (nine persons)


                                       8

----------
*    Represents less than 1% of the shares of Common Stock outstanding.

1. Beneficial ownership of Common Stock has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days or acquires such securities with the purpose or effect of changing or influencing the control of Chaparral.

2. Includes 48,284 shares underlying warrants to purchase shares of Common Stock. Allen & Company is a wholly owned subsidiary of Allen Holding Inc., and, consequently, Allen Holding may be deemed to beneficially own the shares beneficially owned by Allen & Company. Does not include shares owned directly by officers and stockholders of Allen Holding and Allen & Company with respect to which Allen Holding and Allen & Company disclaim beneficial ownership. Officers and stockholders of Allen Holding and Allen & Company may be deemed to beneficially own shares of the Common Stock reported to be beneficially owned directly by Allen Holding and Allen & Company.

3. Includes 334 shares underlying currently exercisable warrants and 8,334 shares underlying currently exercisable options.

4. Includes the right of Capco Resources, Ltd. ("Capco") to acquire 1,612,903 shares of Chaparral's Common Stock relating to a subscription agreement at $1.86 per share. Also includes 427,113 shares of Common Stock held by Capco Asset Management, Inc., a wholly owned subsidiary of Capco.

5. Includes 417 shares underlying a currently exercisable option and 417 shares underlying a currently exercisable warrant.

6. Includes 49,519 shares owned by Whittier, 334 shares underlying currently exercisable warrants owned by Whittier, 5,820 shares owned by Whittier Energy Company, 158 shares owned by Whittier Opportunity Fund, and 8,334 shares underlying currently exercisable options owned by Whittier Opportunity Fund. Mr. Jeffs has no pecuniary interest in the shares beneficially owned by Whittier, Whittier Energy Company, and Whittier Opportunity Fund, however, as Vice President of Whittier and Director of Whittier Energy Company, Mr. Jeffs has voting power and investment power over such shares and, thus, may be deemed to beneficially own such shares.

7. Includes 1,251 shares underlying currently exercisable options owned by Mr. Dahl, 49,519 shares beneficially owned by Whittier, 334 shares underlying currently exercisable warrants owned by Whittier, 5,820 shares owned by Whittier Energy Company, 158 shares owned by Whittier Opportunity Fund, and 8,334 shares underlying currently exercisable options owned by Whittier Opportunity Fund. Mr. Dahl has no pecuniary interest in the shares beneficially owned by Whittier Energy Company or Whittier Opportunity Fund, however, as the President of Whittier and Whittier Energy Company, Mr. Dahl has voting power and investment power over such shares and, thus, may be deemed to beneficially own such shares.

8. Does not include a warrant owned by Shell Capital to purchase up to 1,785,454 shares of Common Stock, with an exercise price of $9.79 per share.

9. Includes 501 shares owned by Mr. Young and 1,167 shares underlying currently exercisable options.

10. Includes 17,083 shares underlying currently exercisable options. Mr. Karren resigned as Chairman, President and Chief Executive Officer effective January 7, 1999.

11. Includes 3,333 shares beneficially owned by Dr. Krug. Effective as of September 30, 1999, Chaparral issued to Dr. Krug an additional 2,361 shares of Common Stock according to his employment agreement, of which 826 shares were subsequently assigned to a third party. Dr. Krug resigned as President and Chief Operating Officer effective September 30, 1999.

12. Includes 49,519 shares beneficially owned by Whittier, 334 shares underlying currently exercisable warrants owned by Whittier, 5,820 shares owned by Whittier Energy Company, 158 shares owned by Whittier Opportunity Fund, and 8,334 shares underlying currently exercisable options owned by Whittier Opportunity Fund. Also includes 1,251 shares underlying currently exercisable options owned by Mr. Sorensen. Mr. Sorensen has no pecuniary interest in the shares beneficially owned by Whittier, Whittier Energy Company, or Whittier Opportunity Fund, however, as a Director of Whittier and Whittier Energy Company, Mr. Sorensen has voting power and investment power over such shares and, thus, may be deemed to beneficially own such shares. Mr. Sorensen resigned as a director effective August 31, 1999.

13.  Mr. Muckleroy resigned as a director effective January 8, 1999.

14. Includes the shares as described in notes (5) through (9) above. Also includes 167 shares owned by Alan D. Berlin, the Secretary of Chaparral, and 417 shares underlying a presently exercisable option owned by Mr. Berlin.

                             STOCK PERFORMANCE GRAPH

                 Comparison of Five Year Cumulative Total Return

     The following line graph compares the total returns (assuming reinvestment of dividends) of Common Stock, the Nasdaq Market Index and the SIC Code Index for the five year period ending December 31, 1999.



                             1994     1995     1996     1997     1998     1999
                             ----     ----     ----     ----     ----     ----
CHAPARRAL RESOURCES, INC.    100.00   125.01   175.01   400.00   55.01    21.00
SIC CODE INDEX               100.00   105.41   146.37   148.65   119.07   145.45
NASDAQ MARKET INDEX          100.00   126.79   157.31   191.98   270.78   477.58











             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under U.S. securities laws, directors, executive officers and persons holding more than 10% of Common Stock must report their initial ownership of Common Stock and any changes in that ownership to the SEC. The SEC has designated specific due dates for such reports and Chaparral must identify in this Proxy Statement those persons who did not file such reports when due.

     Based solely upon a review of the Forms 3 and 4 and any amendments furnished to Chaparral during Chaparral's fiscal year ended December 31, 1999, and Form 5 and any amendments furnished to Chaparral with respect to the same fiscal year, during Chaparral's fiscal year ended December 31, 1999, Chaparral believes that its directors, officers, and greater than 10% beneficial owners complied with all applicable filing requirements, except that Mr. Young failed to file, on a timely basis, a report representing one transaction for the fiscal year ended December 31, 1999.

                             EXECUTIVE COMPENSATION

     The following table shows the compensation paid by Chaparral for services rendered by Mr. Karren, who was the Chief Executive Officer of Chaparral until January 7, 1999, Dr. Krug who was the President and Chief Operating Officer until September 30, 1999, Mr. McMillian who is currently Co-Chairman of the Board and the Chief Executive Officer and Mr. Young, who is the Treasurer, Controller and Principal Accounting Officer of Chaparral. There were no other executive officers of Chaparral whose annual salary and bonus exceeded $100,000 during the fiscal year ended December 31, 1999.


Summary Compensation Table.

                                       Annual Compensation                   Long-Term Compensation
                                ---------------------------------  -----------------------------------------
                                                                             Awards                Payouts
                                                                   ---------------------------    ---------
                                                                   Restricted     Securities
     Name and                                        Other Annual    Stock        Underlying        LTIP         All Other
Principal Position      Year    Salary      Bonus    Compensation   Awards($)   Options/SARs(#)   Payouts($)   Compensation
------------------      ----    ------      -----    ------------   ---------   ---------------   ----------   ------------
Howard Karren           1999       --         --          --           --             --              --             --
   Chief Executive      1998       --         --          --           --             --              --             --
   Officer (1/97-1/99)  1997       --         --          --           --           17,084            --             --
   and President
   (2/97-1/99)
Dr. Jack A. Krug        1999   $159,990(1)    --      $280,000(1)      --             --          $172,132(2)        --
   President and Chief
   Operating Officer
   (1/99 - 9/99)
John G. McMillian       1999       --         --          --           --             --              --             --
   Chief Executive
   Officer (1/99 to
   Present)
Michael B. Young        1999    $89,167    $42,500(3)     --           --             --              --             --
                        1998    $73,333       --          --        $90,000(4)        --              --             --

----------

1. Under the terms of his employment agreement with Chaparral, Dr. Krug received $159,990 as compensation for his employment with Chaparral and $280,000 in connection with his resignation from Chaparral.
2. Under the terms of his employment agreement with Chaparral, Dr. Krug received 3,333 shares on January 15, 1999. Effective as of September 30, 1999, Chaparral issued Dr. Krug an additional 2,361 shares of Common Stock according to a letter agreement in connection with his resignation from Chaparral. This agreement became effective February 18, 2000. The $172,132 represents the aggregate market value of 3,333 shares on January 15, 1999 and 2,361 shares on February 18, 2000.
3.   Mr. Young received $42,500 in cash bonuses during 1999.
4. Under the terms of a letter agreement, Mr. Young is entitled to receive 167 shares on February 3, 1998, January 30, 1999, January 30, 2000, and January 30, 2001. The $90,000 represents the market value of such shares at the closing price on the last trading day immediately preceding the date of grant. Dividends will be paid on shares of restricted stock held by Mr. Young if Chaparral pays any dividends on its Common Stock. At December 31, 1999, the aggregate value of the restricted stock grants to Mr. Young was $5,500 based on the closing price of Chaparral's Common Stock on the last trading day immediately preceding the end of its fiscal year.

Options/SAR Grants.

     For the fiscal year ended December 31, 1999, Chaparral did not grant any options.

Aggregated Option/SAR Exercises and Year-End Option/SAR Value Table.

                Number of Securities Underlying         Value of Unexercised
                  Unexercised Options/SARs at       In-the-Money Options/SARs at
                       December 31, 1999                  December 31, 1999
                -------------------------------     ----------------------------

    Name        Exercisable       Unexercisable     Exercisable    Unexercisable
    ----        -----------       -------------     -----------    -------------
Howard Karren      17,084              --                --              --
Michael B. Young    1,167              --                --              --


     No options were exercised in fiscal year 1999.

Director Interlocks.

     During Chaparral's last fiscal year, Messrs. Jeffs, who is the Co-Chairman of the Board, and Dahl served on the Compensation Committee of the Board and acted as officers or directors to Whittier or one of its affiliates. Mr. Jeffs is a Vice President of Whittier and a Director of Whittier Energy Company. Mr. Dahl is President of both Whittier and Whittier Energy Company. Whittier currently owns approximately 18.29% of the outstanding Common Stock of Chaparral. See "Certain Relationships and Related Transactions" immediately below for a description of transaction between Whittier and Chaparral.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Allen & Company, Chaparral's largest stockholder, loaned to Chaparral, at an interest rate of 8% per annum, an aggregate of $700,000 in three transactions during January 1999 and an aggregate of $1,050,000 in three transactions during February 1999.

     Whittier for which Chaparral's Co-Chairman, Mr. Jeffs, and a Chaparral director, Mr. Dahl, act as executive officers, loaned Chaparral, at an interest rate of 8% per annum, an aggregate of $1,000,000 in two transactions in March 1999. Whittier is an affiliate of Chaparral, owning greater than 5% of Chaparral's outstanding Common Stock.

     In March 1999, Chaparral issued a promissory note to Allen & Company, in the principal amount of $2,769,978, representing an additional $1,000,000 loan to Chaparral and the retirement of the January and February 1999 notes, plus accrued interest. In June 1999, Chaparral borrowed an additional $1,000,000 from Allen & Company. The promissory notes all bore interest at a rate of 8% per annum.

     In August 1999, Chaparral restructured its indebtedness with Allen & Company to enable Mr. McMillian, Chaparral's Co-Chairman and Chief Executive Officer, to acquire a portion of such indebtedness. In connection with the restructuring, Allen & Company surrendered its promissory notes, and Chaparral replaced them with two new promissory notes, each bearing interest at a rate of 8% per annum, in principal amounts of $2,494,978 and $900,000, respectively. Also related to the restructuring, Chaparral issued to Mr. McMillian two promissory notes, which also bore interest at 8% per annum. The principal amounts on those notes were $275,000 and $100,000, respectively.

     In August 1999, Chaparral borrowed additional funds from Allen & Company and Mr. McMillian by the issuance of three demand promissory notes. The principal amount of the two notes issued to Allen & Company was $280,000, and the principal amount of the one note issued to Mr. McMillian was $20,000. The notes all bore interest rates of 8% per annum.

     As collateral for the promissory notes issued by Chaparral, each of Allen & Company, Whittier and Mr. McMillian received a non-exclusive junior security interest in all of the capital stock of Central Asian Petroleum (Guernsey) Limited, a subsidiary of Chaparral. These junior security interests in the shares were to be subordinate to a senior security interest held by Whittier in the same stock.

     The promissory notes held by Whittier, Allen & Company, and Mr. McMillian permitted the holders to elect to exchange the outstanding balance of the notes, together with accrued interest, for any convertible securities issued by Chaparral, including any debt or equity instrument convertible into Common Stock, on or before March 31, 2000.

     In October 1999, Chaparral borrowed $2,000,000 from Allen & Company in exchange for Chaparral's 8% Non-Negotiable Convertible Subordinated Promissory Notes, or convertible notes.

     In November 1999, each of Allen & Company, Whittier and Mr. McMillian exercised their right to exchange their outstanding notes, together with accrued interest thereon, for convertible notes. In connection with such exchange, Chaparral issued $3,827,161 principal amount of convertible notes to Allen & Company, $1,050,959 principal amount of convertible notes to Whittier and $411,649 principal amount of convertible notes to Mr. McMillian. Chaparral also borrowed an additional $1,000,000 from Whittier in November 1999 in exchange for a $1,000,000 principal amount convertible note.

     In January 2000, Chaparral borrowed an additional $750,000 from Allen & Company in exchange for a $750,000 principal amount convertible note. In January 2000, Rose Dosti, a relative of Mr. Jeffs, purchased $150,000 aggregate amount of convertible notes. In February 2000, Allen & Company purchased an additional $1,250,000 aggregate amount of convertible notes. In August 2000, Whittier loaned Chaparral $500,000 at an interest rate of 10% per annum in exchange for a fully subordinated promissory note maturing on September 30, 2000.

     In September 2000, Allen & Company and Whittier each purchased $2,000,000 of Chaparral's convertible notes in full settlement of an undertaking to Shell Capital to acquire an aggregate of $4,000,000 of securities or indebtedness of Chaparral in the event Chaparral had not raised a total of $10,000,000 in equity or indebtedness on or before September 30, 2000. Chaparral also repaid the $500,000 promissory note to Whittier in September 2000.

     On September 21, 2000, Chaparral converted all of its outstanding convertible notes, plus accrued interest, into Chaparral's Common Stock at a conversion price of $1.86 per share. Allen & Company converted $9,827,161 of convertible notes, plus accrued interest of $516,609, into 5,561,165 shares of Chaparral's Common Stock. Whittier converted $4,050,959 of convertible notes, plus accrued interest of $143,348, into 2,255,004 shares of Chaparral's Common Stock. Mr. McMillian converted $661,648 of convertible notes, plus accrued interest of $42,610, into 378,634 shares of Chaparral's Common Stock. Ms. Dosti converted $150,000 of convertible notes, plus accrued interest of $8,361, into 85,140 shares of Chaparral's Common Stock.

     In September 2000, Capco Resources, Ltd. subscribed to purchase 1,612,903 shares of Chaparral's Common Stock at a subscription price of $1.86 per share on or before October 30, 2000. Capco Asset Management, Inc., a wholly owned subsidiary of Capco Resources, Ltd., purchased $750,000 aggregate principal amount convertible notes in December 1999 and January 2000, which were converted, along with accrued interest of $44,431, into 427,113 shares of Chaparral's Common Stock.

     Additionally, Chaparral issued to Shell Capital, in connection with the loan, a warrant to purchase 1,785,454 shares of Common Stock, subject to anti-dilution provisions, at $9.79 per share. Shell Capital was also entitled to nominate one director to the Board. The Nominating Committee of the Board nominated Mr. Turner, the Director of the International E&P Group of Shell Capital. Shell Capital is the senior lender to Chaparral.

                 INSIDER PARTICIPATION IN COMPENSATION DECISIONS
                           AND COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board determines the compensation of the executive officers named in the Summary Compensation Table on page 11. The Compensation Committee has furnished the following report on executive compensation in connection with the Annual Meeting:

Compensation Philosophy.

     As members of the Compensation Committee, it is our duty to administer the executive compensation program for Chaparral. The Compensation Committee is responsible for establishing appropriate compensation goals for the executive officers of Chaparral, evaluating the performance of such executive officers in meeting such goals and making recommendations to the Board with regard to executive compensation. Chaparral's compensation philosophy is to ensure that executive compensation be directly linked to continuous improvements in corporate performance, achievement of specific operations, financial and strategic objectives, and increases in shareholder value. The Compensation Committee regularly reviews the compensation packages of Chaparral's executive officers, taking into account factors which it considers relevant, such as business conditions within and outside the industry, Chaparral's financial performance, the market composition for executives of similar background and experience, and the performance of the executive officer under consideration. The particular elements of Chaparral's compensation programs for executive officers are described below.

Compensation Structure.

     The base compensation for the executive officers of Chaparral named in the Summary Compensation Table is intended to be competitive with that paid in comparable situated industries, taking into account the scope of responsibilities and internal relationships. The goals of the Compensation Committee in establishing Chaparral's executive compensation program are:

     o to compensate the executive officers of Chaparral fairly for their contributions to Chaparral's short-term and long-term performance; and

     o to allow Chaparral to attract, motivate and retain the management personnel necessary to Chaparral's success by providing an executive compensation program comparable to that offered by companies with which Chaparral competes for management personnel.

     The elements of Chaparral's executive compensation program are annual base salaries, annual bonuses and equity incentives. The Compensation Committee bases its decisions on the scope of the executive's responsibilities, a subjective evaluation of the executive's performance and the length of time the executive has been in the position.

     During fiscal year ended December 31, 1999, the Compensation Committee determined not to grant incentive compensation to the executive officers of Chaparral named in the Summary Compensation Table due to the performance of Common Stock in relation to the Nasdaq Market Index and the SIC Code Index (see Stock Performance Graph on page 10).

     During 1999, Chaparral retained an outside consulting firm to assist the Compensation Committee in formulating a new incentive compensation plan to be implemented in fiscal year 2000. As of the date of this Proxy Statement, the consultant's report has not been finalized.

Executive Compensation Deductibility.

     Chaparral intends that amounts paid under Chaparral's compensation plans generally will be deductible compensation expenses. The Compensation Committee does not currently anticipate that the amount of compensation paid to executive officers will exceed the amounts specified as deductible according to Section 162(m) of the Internal Revenue Code of 1986.

Compensation Committee Interlocks and Insider Participation.

     No executive officer or director of Chaparral serves as an executive officer, director, or member of a compensation committee of any other entity, for which an executive officer, director, or member of such entity is a member of the Board or the Compensation Committee of the Board. There are no other interlocks.

                                            Compensation Committee
                                            of the Board of Directors,

                                            Richard L. Grant, Chairman
                                            James A. Jeffs
                                            David A. Dahl

                    WHERE YOU CAN FIND ADDITIONAL INFORMATION

     Chaparral is subject to the information requirements of the Exchange Act and files reports and other information with the SEC. You may read and copy information concerning Chaparral at the Public Reference Room of the SEC in Washington, D.C., at 450 Fifth Street, N.W., Washington, D.C., and at its regional offices at One World Trade Center, Suite 1300, New York, New York 10048 and 500 W. Madison Street, Suite 1400, Chicago, Illinois 60661. Please call the SEC at 1-800-SEC-0330 to get information on the operation of the public reference rooms. You may also receive copies of documents from the SEC upon payment of a duplicating fee, by writing to the SEC's Public Reference Section, located at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also download information concerning Chaparral from the SEC's website at http://www.sec.gov.

     The SEC allows Chaparral to "incorporate by reference" information into this document, which means that Chaparral can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be a part of this document, except where the information in this document supercedes the incorporated material. The information incorporated by reference is an important part of this Proxy Statement. Incorporated documents contain important information about Chaparral and its finances. This Proxy Statement incorporates the following documents filed by Chaparral with the SEC by reference into this Proxy
Statement:

     o Annual Report on Form 10-K/A for its fiscal year ended December 31, 1999;

     o    Quarterly Report on Form 10-Q for the period ended March 31, 2000;

     o    Quarterly Report on Form 10-Q for the period ended June 30, 2000;

     o    Current Report on Form 8-K dated March 22, 2000; and

     o    Current Report on Form 8-K dated October 6, 2000.

     Chaparral will provide to each person, including any beneficial owner, to whom this Proxy Statement is delivered, a copy of any or all of the information that has been incorporated by reference into this Proxy Statement but not delivered with this Proxy Statement. These documents will be provided for a reasonable fee. If you wish to receive any incorporated documents, please contact Natalie Hairston by mail at Chaparral Resources, Inc., 16945 Northchase Drive, Suite 1620, Houston, Texas 77060, or by phone at (281) 877-7100.

                                  PROPOSAL TWO

                      RATIFICATION OF INDEPENDENT AUDITORS

     The Board has appointed Ernst & Young LLP, certified public accountants, as auditors to examine the consolidated financial statements of Chaparral for the fiscal years ending December 31, 1999 and 2000, and to perform other appropriate audit and advisory services and is requesting ratification of such appointment by the stockholders. In the event that the stockholders do not ratify the appointment of Ernst & Young LLP, the adverse vote will be considered as a direction to the Board to select other auditors for the next fiscal year. However, because of the difficulty and expense of making any substitution of auditors after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ending December 31, 2000, will be permitted to stand, unless the Board finds other reasons for making a change. It is understood that even if the selection of Ernst & Young LLP is ratified, the Board, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of Chaparral and its stockholders.

     Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. This proposal will be approved if it receives the affirmative vote of holders of a majority of the shares of Common Stock voted or represented and entitled to vote at the Annual Meeting.

Recommendation of the Board.

     The Board recommends that stockholders vote FOR the proposal to ratify the appointment of Ernst & Young LLP as Chaparral's independent auditors for fiscal year 2000.

                                 OTHER BUSINESS

     Management knows of no other business to be presented for action at the meeting. If other matters properly come before the meeting or any adjournment of the meeting, the persons named as proxies will vote upon them in accordance with their best judgment.

                                          By Order of the Board of Directors,



                                          /s/ Alan D. Berlin
                                          ------------------
                                          Alan D. Berlin
                                          Secretary
Houston, Texas
_______, 2000

                                    CHAPARRAL

                            CHAPARRAL RESOURCES, INC.

                                   PROXY CARD

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
              FOR ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 13, 2000

     The undersigned hereby appoints John G. McMillian and James A. Jeffs, either of them, jointly and severally, with power of substitution, to represent and to vote as designated all shares of Common Stock and Series A Preferred Stock which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Chaparral Resources, Inc., to be held December 13, 2000 at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., located at 1900 Pennzoil Place - South Tower, 711 Louisiana Street, Houston, Texas 77002, at 10:00 a.m., Central Standard Time, or any adjournment thereof.

1.   Election of directors

     a.   John G. McMillian                  e.   Richard L. Grant
     b.   James A. Jeffs                     f.   Mark L.G. Turner
     c.   David A. Dahl                      g.   Judge Burton B. Roberts
     d.   Ted Collins, Jr.

          |_| FOR                 |_| AGAINST                  |_| ABSTAIN

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKE THE NOMINEE'S NAME.

2. Ratification of the selection of Ernst & Young LLP as Chaparral Resources, Inc.'s independent accountant for the fiscal year ending December 31, 2000.

          |_| FOR                 |_| AGAINST                  |_| ABSTAIN

|_|  If you plan to attend the Annual Meeting, please check here

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES TO CHAPARRAL RESOURCES' BOARD OF DIRECTORS AND FOR THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement.

Please sign exactly as name appears hereon and date. If the shares are jointly held, each holder should sign. When signing as an attorney, executor, administrator, trustee, or as an officer signing for a corporation, please give full title under signature.

____________________________________          Date: _______________
____________________________________          Date: _______________
Signatures of Stockholder(s)

 (PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE)